UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2023 (September 5, 2023)

Commission File No. 1-9852

CHASE CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-9852	11-1797126

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 University Avenue, Westwood, Massachusetts 02090
(Address of Principal Executive Office) (Zip Code)
(Registrant’s telephone number, including area code: (781) 332-0700)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	CCF	NYSE American

Item 8.01	Other Events.

As previously reported, Chase Corporation, a Massachusetts corporation (“Chase” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 21, 2023, by and among Chase, Formulations Parent Corporation, a Delaware corporation (“Parent”) and Formulations Merger Sub Corporation, a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into Chase, with Chase surviving as a wholly owned subsidiary of Parent (the “Merger”).

The 30-day waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), in connection with the Merger expired at 11:59 p.m. on September 5, 2023. The expiration of the HSR Act waiting period satisfies one of the conditions to the closing of the Merger.

The special meeting of the Company’s shareholders to approve the Merger (the “Special Meeting”), is scheduled for Friday, October 6, 2023, at 9:00 a.m. Eastern Time. Chase shareholders of record as of the close of business on August 29, 2023 will be eligible to vote at the Special Meeting. Subject to the receipt of shareholder approval and satisfaction of other customary closing conditions, the Merger is expected to close in the fourth quarter of 2023.

Important Information For Investors And Shareholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval.  This communication relates to a proposed transaction between Chase and Parent.  In connection with this proposed transaction, Chase filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on August 31, 2023 and mailed the Proxy Statement to shareholders of the Company entitled to vote at the Special Meeting on or around August 31, 2023. Chase may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the Proxy Statement or any other document Chase may file with the SEC in connection with the proposed transaction.  INVESTORS AND SECURITY HOLDERS OF CHASE ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the Proxy Statement and other documents filed with the SEC by Chase (when available) through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by Chase will be available free of charge on Chase’s internet website at https://chasecorp.com/investor-relations/ or by contacting Chase’s primary investor relation’s contact by email at investorrelations@chasecorp.com or by phone at 781-332-0700.

Participants in Solicitation

Chase, Parent, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction.  Information about the directors and executive officers of Chase is set forth in its Annual Report on Form 10-K for the fiscal year ended August 31, 2022, which was filed with the SEC on November 10, 2022, its proxy statement for its 2023 annual meeting of shareholders, which was filed with the SEC on December 22, 2022, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K.

These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and may be contained in other relevant materials to be filed with the SEC.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements about Chase’s ability to consummate the proposed transaction and the expected benefits of the proposed transaction, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of the Company based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: (i) the failure to obtain the required vote of Chase’s shareholders, (ii) the timing to consummate the proposed transaction, (iii) the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, (iv) the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, (v) the diversion of management time on transaction-related issues, (vi) risks related to disruption of management time from ongoing business operations due to the proposed transaction, (vii) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Chase, (viii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Chase to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, (ix) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee, (x) unexpected costs, charges or expenses resulting from the Merger, (xi) potential litigation relating to the Merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (xii) worldwide economic or political changes that affect the markets that the Company’s businesses serve which could have an effect on demand for the Company’s products and impact the Company’s profitability, (xiii) challenges encountered by the Company in the execution of restructuring programs, (xiv) disruptions in the global credit and financial markets, including diminished liquidity and credit availability, changes in international trade agreements, including tariffs and trade restrictions, cyber-security vulnerabilities, foreign currency volatility, swings in consumer confidence and spending, raw material pricing and supply issues, retention of key employees, increases in fuel prices, and outcomes of legal proceedings, claims and investigations. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Chase’s filings with the SEC, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of Chase’s Annual Report on Form 10-K for the year ended August 31, 2022 and in the Company’s other filings with the SEC.

These forward-looking statements speak only as of the date of this communication, and Chase does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chase Corporation

Dated: September 8, 2023	By:	/s/ Michael J. Bourque
Michael J. Bourque
Treasurer and Chief Financial Officer